UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012 (February 21, 2012)

Broadview Networks Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-142946

(Commission File Number)

11-3310798

(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY 10573

(914) 922-7000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Messrs. Rubenstein and Barris

Effective as of February 22, 2012, Samuel G. Rubenstein resigned as a director of Broadview Networks Holdings, Inc. (the “Company”) pursuant to the resignation letter from Mr. Rubenstein dated as of February 22, 2012 that is filed as Exhibit 99.1 hereto and incorporated herein by reference. Mr. Rubenstein indicated that he has no disputes regarding the Company’s operations, policies or practices.

Effective as of February 22, 2012, Peter J. Barris resigned as a director of the Company pursuant to the resignation letter from Mr. Barris dated as of February 22, 2012 that is filed as Exhibit 99.2 hereto and incorporated herein by reference. Mr. Barris indicated that he has no disputes regarding the Company’s operations, policies or practices.

Appointment of Mr. Neu

Effective as of February 22, 2012, Richard W. Neu was designated by MCG Capital Corporation (“MCG”), and duly elected by the Company’s Board of Directors (the “Board”), to replace Mr. Rubenstein and to serve on the Board pursuant to the Third Amended and Restated Shareholders Agreement, by and among the Company and the shareholders named therein, dated as of May 31, 2007 (as amended, modified or supplemented from time to time, the “Shareholders Agreement”), which provides MCG the right to designate four persons to serve on the Board. Mr. Neu is not expected to serve on any committee of the Board at this time.

Mr. Neu currently serves as the chairman and chief executive officer of MCG. He has served as the Chairman of MCG’s board of directors since April 2009. Mr. Neu currently serves on the board of directors and audit committee of Huntington Bancshares Incorporated and is the chairman of the board of directors and serves on the audit committee of Dollar Thrifty Automotive Group, Inc. Mr. Neu served as the Chief Financial Officer and Treasurer of Charter One Financial, Inc. from December 1985 to August 2004, and was a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a Senior Audit Manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting.

Since the beginning of the Company’s last fiscal year, there has been no transaction or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which Mr. Neu has or will have a direct or indirect material interest.

Appointment of the Chairwoman of the Board

Effective as of February 22, 2012, Kim Kelly was elected to serve as the Chairwoman of the Board.

Board Composition

Pursuant to the Company’s certificate of incorporation, the Board must be comprised of between one and eleven members. Although the Shareholders Agreement provides New Enterprise Associates VII, Limited Partnership, New Enterprise Associates 9, Limited Partnership, New Enterprise Associates 10, Limited Partnership, NEA Presidents’ Fund, L.P. and NEA Ventures 1998, L.P. (collectively, “NEA”) the right to designate one person to serve on the Board, following the resignation of Mr. Barris from the Board, NEA waived its right to designate one person to serve on the Board. Effective as of February 22, 2012, MCG waived its right to designate a fourth person to serve on the Board.

The Board currently has eight members, of which, pursuant to the Shareholders Agreement, three members have been designated by MCG (Mr. Neu, B. Hagen Saville and Ms. Kelly), two members have been designated by Baker Communications Fund, L.P. and Baker Communications Fund II (QP), L.P. (collectively, “Baker”) (Robert Manning and Kerri Ford), and one member has been designated by the legacy shareholders of Eureka Broadband Corporation (Raul K. Martynek). Michael K. Robinson, the Chief Executive Officer and President of the Company, currently serves as a director of the Company. Richard W. Roedel was nominated and elected to the Board to serve as its independent director.

The description of the Shareholders Agreement above does not purport to be complete and is qualified in its entirety by reference to the Shareholders Agreement, a copy of which was filed with the Company’s Form 8-K on November 19, 2007 (File No. 333-142946), and is incorporated herein by reference.

Item 8.01	Other Events.

Board Committees

Effective as of February 22, 2012, the Company formed a compensation committee, consisting of Messrs. Roedel and Manning and Ms. Kelly, with Mr. Manning serving as its chairman, which replaces the ad hoc compensation committee that was appointed by the Board in 2007. The compensation committee has adopted a charter to govern its membership and function. A copy of the compensation committee charter will be placed on the Company’s website at www.broadviewnet.com.

Effective as of February 22, 2012, Ms. Kelly was appointed to serve on the Company’s audit committee. Messrs. Roedel and Martynek will continue to serve on the audit committee, with Mr. Roedel serving as its chairman.

Indemnification Agreements

Effective as of February 21, 2012, the Company entered into an indemnification agreement with each current and former (since 2010) member of the Board and each executive officer of the Company, in each case substantially in the form filed with the Company’s Form 10-K on March 18, 2011 (File No. 333-142946) (the “Form 10-K”), related to his or her service as a director or an officer of the Company (and, in the case of Mr. Robinson, in his capacity as a director and an executive officer).

Each indemnification agreement provides the indemnitee, to the fullest extent permitted by applicable law, indemnification against certain expenses, judgments, penalties, fines, liabilities and amounts paid in settlement of any proceeding or claim by reason of the indemnitee’s status as a director, officer, employee, agent or fiduciary of the Company or any direct or indirect wholly owned subsidiary of the Company or any other entity when serving in a similar capacity at the written request of the Company. In addition, each indemnification agreement provides that the Company will advance all expenses incurred by or on behalf of the indemnitee in advance of a final disposition of a proceeding as and when incurred by the indemnitee.

The description of the indemnification agreements above does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which was filed with the Form 10-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Resignation letter from Samuel G. Rubenstein dated as of February 22, 2012.

99.2	Resignation letter from Peter J. Barris dated as of February 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2012

BROADVIEW NETWORKS HOLDINGS, INC.

By:	/s/ Corey Rinker
Name: Corey Rinker
Title: Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation letter from Samuel G. Rubenstein dated as of February 22, 2012.

99.2	Resignation letter from Peter J. Barris dated as of February 22, 2012.